Exhibit 99.1

News Release

Provident Financial Services, Inc. and SB One Bancorp Announce the Receipt of FDIC and New Jersey Approvals in Connection with Proposed Merger

ISELIN, N.J. and PARAMUS, N.J., May 29, 2020 – Provident Financial Services, Inc. (NYSE: PFS) (“Provident”), the parent company of Provident Bank, and SB One Bancorp, Inc. (NASDAQ: SBBX) (“SB One”), the parent company of SB One Bank, announced today the receipt of the Federal Deposit Insurance Corporation and the New Jersey Department of Banking and Insurance approvals in connection with the proposed merger of SB One with and into Provident (the “Merger”).

The closing of the Merger remains subject to the approval of or waiver by the Board of Governors of the Federal Reserve System, the approval of SB One’s shareholders at the annual meeting of shareholders to be held on June 24, 2020, and certain other customary closing conditions.

About Provident

Provident Financial Services, Inc. (NYSE: PFS), is the holding company for Provident Bank, a community-oriented bank offering “commitment you can count on” since 1839. Provident Bank provides a comprehensive array of financial products and services through its network of branches throughout northern and central New Jersey, as well as Bucks, Lehigh and Northampton counties in Pennsylvania. The Bank also provides fiduciary and wealth management services through its wholly owned subsidiary, Beacon Trust Company. The Provident Bank Foundation has supported all of its markets and communities with assistance with housing, education, health and home care for over 15 years. For more information about Provident, please visit www.provident.bank.

About SB One

SB One Bancorp (NASDAQ: SBBX), is the holding company for SB One Bank, a full-service, commercial bank that operates regionally with 18 branch locations in New Jersey and New York. Established in 1975, SB One Bank’s strength is in its ability to build strong personal relationships with its customers and to serve the communities in which it operates. In addition to its branches and loan production offices, SB One Bank offers a full-service insurance agency, SB One Insurance Agency, Inc. and wealth services through SB One Wealth. SB One Bank reinforces its commitment to the communities in which it lives and serves through the SB One Foundation, Inc. which supports various local charitable organizations. For more information about SB One, please visit www.sbone.bank.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between SB One and Provident, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) Provident’s and SB One’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Provident and SB One and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Provident and SB One. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Provident and SB One may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the remaining regulatory approval required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of SB One may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Provident and SB One are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Provident’s and SB One’s markets could adversely affect operations; and (10) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Provident’s and SB One’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s Internet site (http://www.sec.gov).

In addition, the COVID-19 pandemic is having an adverse impact on both Provident and SB One, their customers and the communities they serve. Given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on Provident’s and SB One’s businesses. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, both Provident and SB One could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for their products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; their allowances for loan losses may increase if borrowers experience financial difficulties, which will adversely affect net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to each company; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on assets may decline to a greater extent than the decline in the cost of interest-bearing liabilities, reducing net interest margin and spread and reducing net income; wealth management revenues may decline with continuing market turmoil; Provident may face the risk of a goodwill write-down due to stock price decline; and both companies’ cyber security risks are increased as the result of an increase in the number of employees working remotely.

Provident and SB One caution that the foregoing list of factors is not exhaustive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Provident or SB One or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Provident and SB One do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Merger, Provident filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) that included a proxy statement of SB One and a prospectus of Provident (the “Proxy Statement/Prospectus”), and each of Provident and SB One may file with the SEC other relevant documents concerning the Merger. The definitive Proxy Statement/Prospectus was mailed to shareholders of SB One on or about May 13, 2020. Shareholders and investors are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger carefully and in their entirety and any other relevant documents filed with the SEC by Provident and SB One, as well as any amendments or supplements to those documents, because they will contain important information about Provident, SB One and the Merger.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about Provident and SB One, may be obtained at the SEC’s website, www.sec.gov. You will also be able to obtain these documents, free of charge, by directing a request to Provident Financial Services, Inc., 100 Wood Avenue South, P.O. Box 1001, Iselin, New Jersey 08830, Attention: Corporate Secretary, Telephone: (732) 590-9200, or to SB One Bancorp, 95 State Route 17, Paramus, New Jersey 07652, Attention: Corporate Secretary, Telephone: (844) 256-7328, or by accessing Provident’s website at www.provident.bank under the tab “Investor Relations” and then under the heading “SEC Filings” or by accessing SB One’s website at www.sbone.bank under the tab “Investor Relations” and then under the heading “SEC Filings”. The information on Provident’s and SB One’s websites is not, and shall not be deemed to be, a part of this press release or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Provident, SB One and their respective directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of SB One in connection with the Merger. Information about Provident’s directors and executive officers is available in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 13, 2020, and information about SB One’s directors and executive officers is available in its proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on May 8, 2020. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus regarding the Merger and other relevant materials filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Contacts:

Provident Contact: Investor Relations

732-590-9300

investorrelations@provident.bank

SB One Contact: Adriano Duarte

Executive VP & Chief Financial Officer

844 844-8958